Exhibit 99.1

1 February 14, 2008 This presentation includes forward-looking statements about the prospects of Quanex Building Products Corporation. Please refer to the Company's Form 10-12(b) filed on January 11, 2008. Building Products Analyst Day - New York City

Today's Schedule WELCOME - Separation Process & Introduction to Quanex Building Products NICHOLS ALUMINUM ENGINEERED PRODUCTS FINANCIAL OVERVIEW RECAP

3 Separation Overview On November 19, 2007, Quanex Corporation announced its plan to separate its Building Products and Vehicular Products businesses Building Products to be spun-off to shareholders in a taxable transaction Immediately following the spin-off, Quanex Corporation (consisting principally of Vehicular Products) to merge with Gerdau S.A. Allows Quanex Building Products to benefit from greater strategic focus and clarity in capital markets Offers Quanex Corporation stockholders the opportunity to continue to participate in growth prospects of Building Products

4 Anticipated Listing: NYSE: NX Distribution Ratio: 1:1 Estimated Shares Outstanding: 37.3 million (1) Transaction Close: Expected by end of 1st calendar quarter (1) Based on the number of shares of Quanex Corp. common stock outstanding as of 12/31/07. Spin-off Summary

5 Vision Become North America's leading manufacturer of engineered building components sold to OEMs and distributors of building products

And we supply the brand leaders! Quanex Building Products - Engineered Building Products Engineered Building Products segment produces window and door components and products for OEMs that primarily serve the residential building and remodeling markets Engineered Building Products

It's all about windows and doors! Quanex Building Products - Engineered Building Products Engineered Building Products

8 Company Snapshot Management estimates for FY2007. B&C = Building & Construction, T&D = Transportation & Distribution, RR = Residential Remodeling, RNC = Residential New Construction. Source: Form 10-12(b) filed January 11, 2008. Prior to inter-segment eliminations. Prior to corporate overhead and LIFO charges. See reconciliation in Appendix A. Quanex Building Products Aluminum Sheet Building Products Engineered Building Products

9 Winnebago, IL 143,300 sq ft 25 extruders 5,000 SKU's (694 dies), 13 colors Since 1967 / 98 Richmond, KY 329,400 sq ft 49 extruders 887SKU's , (346 dies), 3 colors Since 1994 Kent, WA PVC 331k sq ft 73 extruders 4,208 SKU's (1289 dies) 3 colors+ 5 cap colors Since 1973 Kent, WA Composites 16 extruders 533 SKU's (80 dies) 22 colors Since 1999 Engineered Products - Extruded Products

Engineered Products - Insulating Glass Sealants Barbourville, KY -Manufacturing Center -207K sq ft -Since 1997 Solon, OH -Headquarters & Technical Center -81K sq ft -Since 2007 -Since 2007 -Since 2007 -Since 2007 -Since 2007 -Since 2007

Engineered Products - Fenestration Components Chatsworth, IL(2) 120k sq ft Since 1945 Richmond, IN 92k sq ft Since 1985 Luck, WI -70k sq ft Since 1982 Mounds View, MN 125k sq ft - Since 2002 Rice Lake, WI 320k sq ft Since 1972 The Dalles, OR -70k sq ft -Since 2005 Debuque, IA -70k sq ft -Since 2005

12 Seasoned Management Team

13 Company History

14 Investment Highlights

Engineered Building Products - Record of New Product and Process Innovation 15 Focus on Innovation: Chemists Manufacturing Flexibility Design Engineers Close Technical Collaboration with Customers Tooling Specialists Life-Cycle Testing Rapid Prototype Development Product /Process Introductions

16 Culture of continuous process improvement Broad application of Lean manufacturing principles Value mapping Standardized work techniques Six Sigma methodologies Kaizen events State-of-the-Art Manufacturing Capabilities

17 Strong Reputation for Quality and Service

18 Attractive Product Portfolio Strong product engineering Product co-development Customized design/blending High-quality materials Proprietary manufacturing techniques Value-added finishing services

Tom Brackmann Aluminum Sheet Building Products

Overview Offers a full range of gauge, width, alloy, temper and finish specifications 360 mm lbs/yr capacity Provides value-added services such as leveling, slitting and coil coating Supplies non-heat treatable flat-rolled aluminum sheet to the world's leading aluminum sheet processors World class scrap processing capabilities As a scrap-based operator, Nichols consumes much less energy than producers of primary aluminum and therefore generates a much lower level of greenhouse gas emissions Committed to the Continuous Improvement process Nichols Aluminum is a leading scrap-based manufacturer of coated and mill finish aluminum sheet products Aluminum Sheet Building Products

Leading Market Share Nichols currently holds a 17% overall market share of the key building and construction sheet segment Manufacturing facilities tailored to support the building and construction market needs (alloy, scrap and caster capabilities coupled with finishing equipment) Building and construction segment is growing at a higher rate than the overall non-heat treated sheet segment Aluminum Sheet Building Products

450 mm lbs/year aluminum casting capacity Two heavy duty scrap shredders Three primary melt furnaces Two Rotary Barrel furnaces (by-product recovery) Custom scrap blending system State-of-the-art Hazelett continuous thin slab caster Nichols is able to efficiently convert low-grade aluminum scrap into usable aluminum through various manufacturing processes State-of-the-Art Manufacturing Capabilities Aluminum Sheet Building Products

State-of-the-Art Manufacturing Capabilities (cont'd) Nichols' finishing capabilities, particularly custom coating, is a source of competitive advantage 360 mm lbs/year finishing capacity Value-added finishing services performed at rolling mills in Davenport, IA; Lincolnshire, IL and Decatur, AL Cold rolling to gauge, leveling, custom coating and slitting to width and coil size Paint blending systems at Davenport allow for shorter lead times and smaller quantities Enables customization of products to meet customers' stringent requirements and specific needs Aluminum Sheet Building Products

Facilities Overview Nichols operates four world-class facilities centrally located in the U.S. Lincolnshire, IL 142K sq ft Since 1966 Decatur, AL 410K sq ft Since 1957 Davenport, IA (HQ) Finishing 236K sq ft Since 1900s Casting 300K sq ft Since 1991 Aluminum Sheet Building Products

Key Products - Mill Finish & Painted Sheet Coated and mill finish products represent about 40% and 60% of total volume produced, respectively Within coated products, narrow and wide represent about half of the volume In recent years, Nichols has increased its focus on producing and selling coated aluminum sheet products Highly valued by Nichols' customer base and generates margins 40% higher on average than comparable mill finish products Offers custom polyester paint blending with short lead times and small quantities Nichols offers a broad range of scrap-friendly, flat-rolled aluminum sheet products to meet its customers' specific gauge, width, alloy, temper and finish requirements Aluminum Sheet Building Products

Diverse Customer Base Nichols has developed a large, well-established customer base Nichols sells its products to many well- known OEM manufacturers in its target markets In 2007, Nichols' top five customers accounted for 42% of total sales, with two customers accounting for about 15% of sales each. The majority of Nichols' key customer relationships have been in place for over 10 years Some relationships date back nearly 40 years Aluminum Sheet Building Products

Management believes Nichols is one of the most profitable aluminum sheet producers in North America Key Competitors Nichols' relative strengths include: World-class scrap processing capabilities and higher scrap utilization than competitors Relative to others, Nichols is tightly focused on the "sweet spot" of the sheet market Internal scrap processing Higher % of value-added products (coated vs. mill finish) Hazelett caster Based on public information for the year ended 12/31/06 and management estimates. Income/lb nearly twice that of our closest competitor Aluminum Sheet Building Products

Aluminum Pricing & Net Spread Nichols defines gross spread as the difference between gross sales and the metal cost of the materials sold For each pound of aluminum sold, gross spread is classified into two components - Spread 1 and Spread 2 Spread 1 (Value-add Spread): the difference between Nichols' sale price and MWTP. Spread 1 can be interpreted as the value Nichols adds to aluminum beyond that of the material in its commodity form Set by the sheet market dynamics Spread 2 (Scrap Spread): the difference between MWTP and Molten Metal Cost ("MMC"). Spread 2 can be interpreted as the value Nichols gains by purchasing scrap aluminum rather than aluminum ingot Function of commodity price (MWTP) and scrap market dynamics Nichols pricing is influenced by multiple market factors Aluminum Sheet Building Products

Global Aluminum Outlook Management projects the benchmark LME aluminum price to remain well above the historical average for several reasons Cost of electricity and natural gas, which is consumed intensely throughout the extended primary aluminum production cycle, expected to remain high over the foreseeable future Growing global demand for aluminum also supports historically strong LME Industry analysts forecast a doubling of demand from 2005 to 2020 Requires building three large smelters every year As aluminum is denominated in U.S. dollars, the continued weakness of the currency will add additional pressure on the commodity price of aluminum Non-fundamental price factors (commodity investment) Aluminum Sheet Building Products

Quanex Building Products - Investment Highlights Nichols Aluminum Major Supplier to building product OEMs World class scrap processing Highest scrap utilization among competitors Significant percentage of value added coated products Strong cash flows Aluminum Sheet Building Products

David Wemmer Engineered Products - Extruded Components

North America's largest designer and manufacturer of PVC windows and door systems North American OEM residential new construction and remodeling/replacement markets Direct shipments to fabricators 150 custom designed window and patio door systems supporting 235 customer locations Patented products Proprietary systems Developing market opportunities: Wood-alternative materials with MikronWood(tm) Core competency: integrated systems design and technical development Dedicated to lean manufacturing and continuous improvement process Extruded Products

Leading Market Share Estimated 23% of overall market share of the U.S. vinyl window market U.S. vinyl window and patio door demand projected to be 38MM units in 2007 - 59% of total market More energy-efficient than aluminum More rot resistant than wood Extruded product sales 65% new construction 35% remodeling & replacement Extruded Products

Strong Customer Relationships Top ten accounts average 10+ years - 85% of sales More than 125 active customers in 235 locations throughout North America Majority are exclusive in nature and governed under long-term supply arrangements Majority of customers: Utilize proprietary window system designs that we own Utilize materials produced with tooling that we own Focused on maintaining long-term relationships with the leading window fabricators in North America Top 10 customers (2007) Top 10 customers (2007) Top 10 customers (2007) Top 10 customers (2007) CUSTOMER TYPE YEARS % OF SALES A National 18 28 B National 16 26 C National 25 9 D Regional 16 6 E Regional 25 4 F National 7 4 G Regional 12 2 H Regional 12 2 I Regional 21 1 J Regional 15 1 Extruded Products

State-of-the-Art Extrusion Manufacturing Capabilities Our commitment to best-in-class manufacturing allows us to deliver high quality products to its customers at competitive prices Extruded Products

World Class Tooling & Design Capabilities Advanced tooling and design capabilities are a distinct competitive advantage in the marketplace Extruded Products

MikronBlend(tm): Not All Vinyl is Created Equal MikronBlend(tm) vinyl extrusions exceed American Architectural Manufacturers Association ("AAMA") certification standards for weathering, color retention and durability as well as other industry standards Weathering performance in high heat climates is best in class, with a twenty-year track record Utilizes several proprietary technologies to achieve mechanical and aesthetic performance Builds customer confidence, allowing customers to develop and enhance their own brands Engineered Products' focus on quality and continuous improvement ensures that MikronBlend(tm) consistently outperforms competing vinyl products MIKRONBLEND(tm) PERFORMANCE Extruded Products

Quanex
Building Products

Extruded Products

New Products – Solar Reflective Coatings™ & SuperCapSR™

Recently developed two new products to protect against the effects of the sun

- Solar Reflective Coatings™
  - Solar heat-reflective pigment system which reflects rather than absorbs infrared light
  - Special formulation of acrylic and polyurethane resins creates a tough and durable finish
  - Additional adhesion and durability from multi-stage pre-cleaning and two-part catalyzed coating that is oven-cured
  - 50%+ premium pricing over white (profile coverage dependant)
  - Four colors for application on both PVC and composite
- SuperCapSR™
  - Competitively unique, patent-pending, low solar heat absorbing technology
  - Molecularly-fused color layer provides superior scratch resistance
  - 60%+ premium pricing over white (profile coverage dependant)
  - Four colors for co-extrusion on PVC with composite capability in development

SOLAR REFLECTIVE COATINGS™



SUPERCAPSR™


vinyl profile
absorbs
less solar heat
Ordinary
competitive
painted
vinyl profile

38

Quanex
Building Products

Extruded Products

New Products – MikronWood™

MikronWood™ is a proprietary, composite, "better than wood" window alternative

- Offers fabricators a higher price point, value-added alternative to wood
- Produced from a patent-pending tri-polymer, thermoplastic PVC alloy capped with our exclusive SuperCap technology
- Offers significant benefits over traditional PVC and wood
  - Better insulation and lower heat transfer than wood, PVC or fiberglass
  - Protects from moisture absorption, eliminating rot and increasing durability
  - Stable product composition in higher heat environments
  - Smooth, weather-able finish that does not require painting
- Aimed at penetrating new construction and remodeling/replacement markets, focusing on regional fabricators
  - Customer base expansion offers volume growth opportunity for both profiles and window blinds
- Window system offers value-added real wood interior veneers and SRC exterior colors

MIKRONWOOD™



MIKRONWOOD™ / SUPERCAP SR VOLUMES


(mm lbs)
24.0
12.0
0.0
2007
2008E
2009E
2010E
MikronWood
SuperCap

39

Growth Opportunities - Remodeling/Replacement Opportunity to increase penetration in the remodeling/replacement window market Serve existing customers' remodeling/replacement requirements Leverage product design and marketing experience Utilize market planning partnering and product line improvements Promote "turn-key" standardized profile systems Add new customers by developing market-specific product line designs Enhance product systems Create incentives Leverage proprietary new color technologies - SuperCapSR(tm), SRC(tm) coatings Extruded Products

Growth Opportunities - Market and Share Growth Opportunity for geographic market expansion Vinyl segment of the window market expected to grow relative to other materials Expand vinyl penetration in Sunbelt markets Capitalize on stricter energy codes Target markets with substantial aluminum presence Expand internationally Capitalize on currently favorable currency rates (a) Source: The Efficient Window Collaborative Extruded Products

Growth Opportunities - Category Expansion Opportunity to grow by adding new products and value-added services Leverage existing customer relationships to expand SuperCapSR(tm) and SRC(tm) color technologies Use proprietary new color technologies to attract new PVC customers Continue to grow MikronWood(tm) composite business - in window coverings, and window systems Drive key customer cost savings by partnering to integrate our fabrication processes Weather Strip Insertion Profile Extrusion Profile Extrusion Miter Cut Punching/ Milling/ Routing/ Assembly Glazing/ Cleaning/ Hardware Corner Welding CUSTOMER WINDOW FABRICATION PROCESS ENGINEERED PRODUCTS' OPPORTUNITIES Extruded Products

Quanex Building Products - Investment Highlights Extruded Products Market Leader Strong Customer Relationships Proprietary Product Offerings Outstanding Product Development Capabilities Material Science that Makes a Difference Extruded Products

Mark Hermann Engineered Products - Fenestration Components

Overview Manufactures a broad range of window and door components sold to industry-leading window, patio and entry door OEMs Largest manufacturer of wood window insect screens in the U.S. Sole supplier of screens and grilles to the nation's largest wood window company Focused on maintaining strategic relationships with a targeted base of industry-leading customers Partners with strategic customers to develop and design products Committed to lean manufacturing and continuous improvement Engineered Products is a leading fenestration component supplier with more than 60 years of industry experience Fenestration Components

Key Products & Markets Engineered Products is an integrated manufacturer of window screens and screen door systems that are primarily sold to large window and door OEMs Fenestration Components

Key Products & Markets (cont'd) Fenestration Components also manufactures a broad range of wood grilles, architectural mouldings and door components Fenestration Components

Key Products & Markets (cont'd) Engineered Products has also developed a proprietary manufacturing process, Rolltrusion(tm), to combine the benefits of roll formed metal with thermoplastics Fenestration Components

Industry Leading Customers Fenestration Components

Strong Customer Relationships Engineered Products senior management closely interacts with its customer base Create long-term, value-added relationships with key customers Six of the top ten customers in 2006 have each been customers for over a decade 60% of the business is under a long-term supplier agreement Several new facilities are located within close geographic proximity to key customer manufacturing locations Reduces lead times and enables JIT delivery directly to customers' production lines Ensures world-class quality, service and delivery levels Enables dedicated engineering resources on a specific account basis Fenestration Components maintains attractive margins and growth by providing a full orchestration of customer service, product development and just-in-time delivery TOP 10 CUSTOMERS (2007) TOP 10 CUSTOMERS (2007) TOP 10 CUSTOMERS (2007) TOP 10 CUSTOMERS (2007) CUSTOMER TYPE % TOTAL YEARS A OEM 45.3% 58 B OEM 9.7% 9 C OEM 7.3% 21 D OEM 4.4% 3 E OEM 4.3% 1 F OEM 2.5% 2 G OEM 2.1% 9 H OEM 2.1% 14 I Distributor 1.5% 18 J OEM 1.0% 24 Total 80.1% Fenestration Components

Product Growth - Enhanced Visibility Screens This screen is a revolutionary product that is almost invisible compared to traditional screen products Customer is implementing market promotions including print media, television advertising and in-store displays at "Big Box" outlets Our partnership with a key customer to create enhanced visibility screens exemplifies the strength of their "customer-intimate" approach Fenestration Components

ENHANCED VISIBILITY SCREEN SALES Real growth in a down market Fenestration Components

Product Growth - DP40 Door Thresholds Jointly developed with a major customer, our threshold enables the production of an exterior door line that provides unparalleled air and water infiltration performance Partnership achieved a third-party certification on over 60 different door configurations with a DP40 rating This total design solution has allowed our customer to brand a system that provides superior performance at a competitive price Our customer's sales and market share have increased in this down market since the product's introduction This new product has heightened awareness within the industry of Engineered Products' superior engineering and design capabilities Exclusive three-year supply agreement to support 100% of our customer's program requirements Product innovation and engineering efforts have yielded an industry-changing product DP40 Threshold Fenestration Components

DP40 DOOR THRESHOLD SALES Will leverage our growth with other customers Fenestration Components

NEW PRODUCT GROWTH ($mm) Fenestration Components

Future Pipeline Products/Programs Door Components Patio sills Stiffened door stiles "Retail sill" business Window Components Hinged Screens Composite Outer Trim Components Aluminum Trim Components Muntin Cladding Sill Bases Proprietary "Less Visible Screens" Fenestration Components

Quanex Building Products - Investment Highlights Fenestration Components Customer intimate Sole supplier to brand leaders Product development capabilities/innovation Strong manufacturing & logistical capabilities Historically strong operating margins Consistently outperforms the served market Fenestration Components

Gus Coppola Engineered Products - Insulating Glass Sealant Technologies

IG Sealant Technologies "Firsts" First "All in One" insulating glass spacer system introduced in 1979 First patented and widely accepted spacer system First to use term: "Warm Edge" spacer First to sell value-added spacer First to bundle IG application equipment First to own IG equipment company Insulating Glass Sealant Technologies

Insulating Glass 101 Insulating Glass Sealant Technologies

Functions of an Insulating Glass System Control heat and cold transfer through window glass Improve a Window's insulating value Reduce condensation on glass Reduce sound transmission Increase security and wind load resistance Insulating Glass Sealant Technologies

Clean glass Cut or bend metal or foam spacer to size Insert Desiccant into metal spacer bar Insert Corner Keys in metal or cut foam Apply one or two sealants to seal glass to spacer Let stand to cure sealant IG Fabrication Steps using Components IG Fabrication Steps using Components Insulating Glass Sealant Technologies

IG Fabrication Steps using All-in-One Spacer Clean glass IG Spacer Comes on a reel in a box and is ready to use Applies to the edge of glass and is a complete insulating glass spacer system which requires no additional sealant Installs immediately into the window Insulating Glass Sealant Technologies

Warm edge v. Cold edge Metal Spacers/Cold Edge Non-Metallic/Warm Edge ? ? ? Denotes Our Product Thermal Conductivity of Spacer "k-lin" value Insulating Glass Sealant Technologies

Overview Engineered Products is a leading manufacturer, marketer and distributor of patented/proprietary all-in-one insulating glass ("IG") seal systems and complementary products IG systems are used in numerous end markets including residential housing, refrigeration appliances and transportation vehicles A leading supplier in the IG market for over 40 years Introduced North America's first "warm edge" IG sealant system, SwiggleSeal(r), in 1979 Serves over 1,000 global customers, of which approximately 800 are in North America Significant and growing international operations 10 Years of Business Development in China/Asia-Pacific Increased activities in Europe began in 2006 High growth potential in the thin-film photovoltaic solar panel market Insulating Glass Sealant Technologies

Top 10 Customer Summary - 2007 Large Diverse Customer base 800 North American customers Smaller customers business less elastic than large customers Large customer base represents an excellent outlet for new products Non-IG includes rapidly growing solar market segment Top 10 Customers represented one-third of total sales in 2007 Overall business doing much better than market Customer % Total Sales '07 A 4.8% B 4.7% C 4.2% D 4.1% E 3.3% F 2.9% G 2.6% H 2.4% I 2.1% J 2.0% Insulating Glass Sealant Technologies

Leading Market Share Currently holds an approximately 26% overall market share of the total North American window and door market (footage) Engineered Products second among North American manufacturers of IG spacer in terms of lineal feet sold Insulating Glass Sealant Technologies

Key Competitors Compete with a variety of special system, wholesale and spacer system suppliers Engineered Products is the only supplier offering prefabricated all-in-one edge seal systems Insulating Glass Sealant Technologies

Quanex
Building Products

Insulating Glass Sealant Technologies

Key Products

Duralite™

- Duralite™ represents the best performing warm edge spacer system available on the market today
  - Our premium offering
  - Metal-free proprietary composite laminating technology, which combines six components
  - Provides superior performance capabilities over competitive spacer systems, evidenced by industry-leading "U" value and conductivity metrics
  - Introduced in 2006, Duralite™ is gaining market share from competitive systems in the current down market

Duraseal™

- Our workhorse
- Duraseal™ is currently our core spacer product globally, with approximately 280 mm feet sold in 2007
  - Duraseal™ is patented in 13 countries, with patents pending in an additional 13 countries
  - Patents expire on October 20, 2020
  - Duralite also covered by same patents



69

Quanex Building Products

Insulating Glass Sealant Technologies

Growth Opportunities: Remodeling Penetration

The launch of Duralite™ will allow us to aggressively grow our presence in the North American remodeling market

- Remodeling market emphasizes high performance products as consumers demand greater energy efficiency
  - Remodeling market share projected to grow from 10% to 18% in the 2007-2010 timeframe
  - As the best thermal performing spacer on the market today, Duralite™ is ideally positioned to capture a significant share of this market
    - — 84% sales CAGR projected from 2007-2010 for Duralite™
- Introduced a dynamic "Enviro-sealed Windows™" marketing campaign to support Duralite's™ growth
  - Targeted to dealers/contractors
  - Creates a selling advantage for customers
  - Licensed use of trademark with purchase of Duralite or Duraseal
  - Campaign provides sales tools and window performance information using a consumer-oriented "Intel Inside" approach

($ mm) DURALITE™ SALES GROWTH


14
7
0
2006
2007
2008E
2009E
2010E

"ENVIRO-SEALED" WINDOW CAMPAIGN

enviro sealed windows™

70

Thought provoking consumer and trade materials that make it clear the best view is through Envirosealed Windows Tied to a licensing program Insulating Glass Sealant Technologies

Growth Opportunities: International Expansion - Europe Export sales projected to grow by 33% CAGR from 2007-2010 Specific growth plans identified for Russia, Belarus, Turkey, India and Western Europe Building codes throughout Europe and Russia are changing to reflect an increased need for energy conservation Flexible spacers offer the lowest cost platform and single component simplicity Very attractive proposition for start-up producers of windows and insulating glass, who dominate the Eastern European market Future plans include increasing distribution, adding local technical support and focusing on direct sales to large OEMs Similar to the three-phase approach taken in China Export activities are poised for significant future growth Insulating Glass Sealant Technologies

Growth Opportunities: International Expansion - China A manufacturing facility in China will provide numerous benefits: Greater domestic acceptance in the world's fastest growing economy Shorter lead times Elimination of import duties Ability to sell in local currency Opportunity to directly influence the market Management has developed a robust implementation plan $5.2 mm total estimated expenditures $2.4 mm in capital and $2.8 mm in local debt Profitable in the second full year of operations Board approval received in August GM hired Site has been selected in the Yangtze River delta region A manufacturing facility in China is the next logical step to support our rapid growth abroad ($ mm) Insulating Glass Sealant Technologies

Growth Opportunities: Solar Panels Focused on products for TFPV devices The industry's fastest growing segment - expected to grow 400% by 2010 Introduced its first solar product, Solar Edge Tape ("SET") in 2004 SET improves performance and extends the service life of TFPV panels Developing two new solar panel products Designed to substantially reduce the cycle time to assemble TFPV panels Have the potential to improve the moisture resistance of TFPV panels by a factor of 24x Products are patent-pending and in the final development stages being readied for field trials 2010 revenue should increase by 50% Largest customer holds a 20% market share and is expected to increase its share to 35% in the next five years Uses SET in 100% of its products New customers are in the final stages of testing Management has identified an attractive opportunity to apply its core butyl sealant technology to the rapidly growing thin film photovoltaic ("TFPV") solar panel market Sales projections reflect sales to existing customers or those who have begun field trials. Sources: November 2005 report issued by the European Commission on Renewable Energy. ($ mm) Insulating Glass Sealant Technologies

Quanex Building Products - Investment Highlights Insulating Glass Sealant Technologies Leading NA Market Share Accelerating International Opportunities New Patented Products Poised for Growth Continuous Product Innovation Customer Centricity to Leverage Large Diverse Customer Base Proprietary Manufacturing Capabilities- Driven by Lean Principles Value-added Sales with Innovative Marketing Culture Insulating Glass Sealant Technologies

76 Analyst Day - New York City Tom Walker Quanex Building Products - Financial Review

77 Settlement Cost Sensitivity ($ in millions, except per share amounts) Source: Form 10-12(b) filed January 11, 2008. True-ups include the conversion of Quanex Corporation's convertible debentures, settlement of distribution taxes to Quanex Corporation, and settlement of Quanex Corporation stock options. The actual amounts may be different than the amounts presented above due to changes during the Separation Period to items such as outstanding stock options, common stock outstanding and final tax determinations. Assumes spin-off trading value of Quanex Building Products Corporation stock price per share on spin-off date $12.30 $13.80 $15.30 $16.80 $18.30 Cash "true-up" received from (paid to) Quanex Corporation $79 $54 $28 ($9) ($48)

78 Balance Sheet Summary (Unaudited, $ in millions, except per share amounts) Source: Form 10-12(b) filed January 11, 2008. Assumes trading spin-off stock price of Quanex Building Products on transaction date of $13.80 per share. Book value per share defined as stockholders' equity divided by outstanding shares of 37.2 million as of October 31, 2007.

79 Financial Overview Engineered Products Aluminum Sheet Products Source: Form 10-12(b) filed January 11, 2008. Prior to inter-segment eliminations. Prior to corporate overhead and LIFO charges. See reconciliation in Appendix A. ($ in millions)

80 Key Macroeconomic Indicators Sources: Global Insights (Housing Starts) - January 2008, National Association of Home Builders (Remodeling) - October 2007. Housing sector expected to face another difficult year, with recovery expected in 2009 Despite challenging market conditions, the Company is expected to outperform the market due to its new product introduction, share gain and segment focus

81 Strong Financial Foundation for Growth History of strong cash flow and attractive financial performance Conservative capital structure No debt $21 mm of available cash(1) Considerable financial resources to fund growth strategy Strong, stable cash flows Significant incremental borrowing capacity $250 mm revolver proposed Subject to additional cash true-ups at transaction close and net cash flow during Separation Period.

Ray Jean Quanex Building Products - Recap

Quanex Building Products' Organic Growth Potential 2007 2008 2009 2010 DP40 Door Thresholds 8 12 16 18 Enhanced Visibility Screens 6 6 7 8 RollTrusion(tm) Products 3 5 11 13 MikronWood /SuperCap Systems 5 8 13 20 R & R Window Systems 0 5 9 14 Solar Panel Thin-Film Adhesives 4 7 12 14 Duralite(tm) Warm Edge IG Spacers 3 7 11 13 China - IG Spacers 0 6 11 14 Other New Programs 2 5 10 15 TOTAL ANNUAL SALES 31 $61 $100 $129 ($ in millions) Recent and Continuing New Program Impact

84 Quanex Building Products Acquisition Strategy ....a Strong Balance Sheet Debt free Significant dry powder

85 Highlights QBP - A solid business with a record of outperforming its served markets Historically strong cash flows Pristine balance sheet Seasoned management team Demonstrated integration skills Exciting Growth Potential

Appendix A In addition to using Net Sales and Operating Income to evaluate financial performance, the Company also utilizes other financial metrics to evaluate performance, including the non-GAAP financial metric EBITDA. The Company defines EBITDA as earnings before interest expense, taxes, depreciation and amortization and other non-operating income. The Company uses EBITDA as a measure of its operational profitability before non-operating expenses and charges. The Company believes EBITDA is useful to investors and other external users of its financial statements in evaluating its operating performance because it helps investors more meaningfully evaluate and compare the results of operations from period to period by removing the impact of capital structure (primarily interest charges from outstanding debt) and asset base (primarily depreciation and amortization of fixed and intangible assets) from its operating results. The Company uses EBITDA as a measure of operating performance to assist in comparing the Company's performance on a consistent basis as it removes the impact of the Company's capital structure and asset base from its operating results; to assess compliance with financial ratios and covenants that are expected to be included in its revolving credit facility; in communications with lenders, rating agencies and others concerning the Company's financial performance; and to assist the Company in evaluating acquisitions by providing a comparable measure in which to value potential target companies. (Unaudited, $ in millions, except per share amounts) Segment operating income, depreciation and amortization and EBITDA are before corporate expenses, LIFO charges and stock option expenses.